EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

Description of the transaction

On November 3, 2017, Chicken Soup for the Soul Entertainment, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (“Agreement) with SMV Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), and Screen Media Ventures, LLC (“Screen Media”), its wholly owned subsidiary, whereby the Company acquired all of the outstanding equity ownership interests in Screen Media from Merger Sub for a total purchase price of $5,329,905. The Company paid the purchase price using cash on hand and by issuing Class Z warrants to purchase up to an aggregate of 50,000 shares of the Company’s Class A common stock at $12.00 per share to the former principal equity holder and chief executive officer of Screen Media (“Mr. Kovacs”). Additionally, on January 2, 2018, the Company issued 35,000 shares of the Company’s Class A common stock to Mr. Kovacs.

Basis of presentation

The Company accounted for the acquisition of Screen Media as a business combination as prescribed in Accounting Standards Codification 805, “Business Combinations” (“ASC 805”). In accordance with ASC 805, the Company applied the acquisition method of accounting. The acquisition method of accounting requires, among other things, that the assets acquired and the liabilities assumed in a business combination be measured at their fair values as of the closing date of the transaction.

The accompanying unaudited condensed consolidated combined balance sheet as of September 30, 2017 has been presented as if the acquisition of Screen Media had occurred on September 30, 2017.

The accompanying unaudited pro forma condensed consolidated combined statements of operations for the year ending December 31, 2016 and for the nine-month period ending September 30, 2017, are presented as if the acquisition of Screen Media had occurred on January 1, 2016.

These unaudited pro forma condensed consolidated combined statements should be read in connection with (1) the Company’s audited consolidated financial statements on Form 1-A POS for the year ended December 31, 2016 and the notes thereto, filed with the U.S. Securities and Exchange Commission, (2) the Company’s unaudited condensed consolidated financial statements on Form 10-Q for the period ended September 30, 2017 and the notes thereto, filed with the U.S. Securities and Exchange Commission, (3) the audited consolidated financial statements of Screen Media for the years ended December 31, 2016, 2015 and 2014 and the notes thereto, included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K/A, and (4) the unaudited condensed consolidated financial statements of Screen Media for the nine months ended September 30, 2017 and 2016 and the notes thereto, included as Exhibit 99.3 to this Current Report on Form 8-K/A.

In management’s opinion, all adjustments necessary to reflect the significant effects of these transactions have been made. These consolidated financial statements are based on assumptions and estimates considered appropriate by our management; however, they are unaudited and are not necessarily, and should not be assumed to be, an indication of our financial position or results of operations that would have been achieved had the acquisitions been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated combined statements of operations do not include the effects of any cost savings that may result from operating efficiencies as a result of this transaction. The historical financial information has been adjusted in the accompanying unaudited pro forma condensed consolidated combined financial statements to give effect to pro forma events that are (1) directly attributable to the transaction, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated combined statements of operations, are expected to have a continuing impact on the combined results.

The Company prepared the unaudited pro forma condensed consolidated combined financial information pursuant to Regulation S-X Article 11 of the Securities Exchange Act of 1934. Accordingly, our cost to acquire Screen Media of approximately $5.3 million has been allocated to the assets acquired and liabilities assumed according to their fair values at the date of acquisition, as determined by an independent, third party valuation. The excess of the fair value of the net assets acquired over the purchase price paid has been recorded as gain on bargain purchase in the accompanying unaudited pro forma condensed consolidated balance sheet. The preliminary fair values are reflected in the accompanying unaudited pro forma condensed consolidated combined financial information to understand the impact of this transaction to our financial results. As permitted, the final determination of these fair values will be completed as soon as possible but no later than one year from the acquisition date to record any updates in fair value amounts included herein that may arise. Although the final determination may result in asset and liability fair values that are different than the preliminary estimates of these amounts included herein, it is not expected that those differences will be material to an understanding of the impact of this transaction to our financial results.

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Chicken Soup for the Soul Entertainment, Inc.

Pro Forma Condensed Consolidated Combined Balance Sheet

September 30, 2017

(unaudited)

	CSS	Screen	Pro Forma		Pro Forma
	Entertainment	Media (1)	Adjustments		Combined

ASSETS

Cash and cash equivalents	$10,076,573	$297,969	$(5,522,855)	(A)	$4,851,687
Accounts receivable, net	1,180,173	2,729,873	-		3,910,046
Prepaid expenses	1,410,357	235,464	(1,376,667)	(B)	269,154
Intangible asset - video content license	5,000,000	-	-		5,000,000
Prepaid distribution fees	2,062,852	-	-		2,062,852
Popcornflix film rights and other assets	-	733,279	7,592,283	(C)	8,325,562
SMV Film library, net	-	23,596,658	(3,982,615)	(D)	19,614,043
Due from affiliated companies	5,043,973	-	-		5,043,973
Programming costs, net	8,599,082	-	-		8,599,082
Other assets, net	-	615,782	(157,845)	(E)	457,937

Total assets	$33,373,010	$28,209,025	$(3,447,699)		$58,134,336

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$566,883	$1,258,128	$(195,986)	(F)	$1,629,025
Income taxes payable	99,000	-	(87,000)	(I)	12,000
Accrued programming costs	1,562,520	-	-		1,562,520
Film library acquisition obligations	-	853,600	-		853,600
Revolving credit facility, net	-	13,246,300	(13,246,300)	(G)	-
Notes payable - convertible debt	-	14,000,000	(14,000,000)	(G)	-
Accrued interest on convertible debt	-	11,422,256	(11,422,256)	(G)	-
Accrued participation costs	-	2,217,565	-		2,217,565
Other liabilities	-	408,162	(160,917)	(H)	247,245
Deferred tax liability, net	201,000	-	(138,000)	(I)	63,000
Deferred revenue	1,052,500	-	-		1,052,500

Total liabilities	3,481,903	43,406,011	(39,250,459)		7,637,455

Commitments and contingencies

Stockholders' equity

Preferred stock	-	-	-		-
Class A common stock	350	-	3	(J)	353
Class B common stock	807	-	-		807
Membership units	-	(11,366,666)	11,366,666	(J)	-
Additional paid-in capital	31,696,017	-	424,547	(J)	32,120,564
Accumulated (deficit) earnings	(1,806,067)	(3,830,320)	24,011,544	(J)	18,375,157

Total stockholders' equity	29,891,107	(15,196,986)	35,802,760		50,496,881

Total liabilities and stockholders' equity	$33,373,010	$28,209,025	$(3,447,699)		$58,134,336

(1) Certain reclassifications were made to conform to CSS Entertainments' financial statement presentation.

See accompanying notes to pro forma unaudited condensed consolidated combined financial statements.

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Chicken Soup for the Soul Entertainment, Inc.

Pro Forma Condensed Consolidated Combined Statement of Operations

For the year ended December 31, 2016

(unaudited)

	CSS	Screen	Pro Forma		Pro Forma
	Entertainment	Media (1)	Adjustments		Combined

Revenue, net	$8,118,632	$13,537,650	$-		$21,656,282

Cost of revenue	3,155,668	5,673,077	-		8,828,745

Gross profit	4,962,964	7,864,573	-		12,827,537

Operating expenses:

Selling, general and administrative	2,370,912	6,483,771	(66,423)	(K)	8,788,260
Management and license fees	811,863	-	1,353,765	(L)	2,165,628
Acquisition costs			2,231,923	(M)	2,231,923

Total operating expenses	3,182,775	6,483,771	3,519,265		13,185,811

Operating income (loss)	1,780,189	1,380,802	(3,519,265)		(358,274)

Interest income	13	-	-		13
Interest expense	(560,069)	(1,359,788)	1,359,788	(N)	(560,069)

Income (loss) before income taxes	1,220,133	21,014	(2,159,477)		(918,330)

Provision for (benefit from) income taxes	439,000	-	(355,000)	(O)	84,000

Net income (loss)	$781,133	$21,014	$(1,804,477)		$(1,002,330)

Net income (loss) per common share:

Basic net income (loss) per common share	$0.09	$-	$-		$(0.11)
Diluted net income (loss) per common share	$0.09	$-	$-		$(0.11)
Weighted average basic shares outstanding	8,835,930	-	35,000	(P)	8,870,930
Weighted average diluted shares outstanding	8,996,636	-	35,000	(P)	9,031,636

(1) Certain reclassifications were made to conform to CSS Entertainments' financial statement presentation.

See accompanying notes to pro forma unaudited condensed consolidated combined financial statements.

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Chicken Soup for the Soul Entertainment, Inc.

Pro Forma Condensed Consolidated Combined Statement of Operations

For the nine months ended September 30, 2017

(unaudited)

	CSS	Screen	Pro Forma		Pro Forma
	Entertainment	Media (1)	Adjustments		Combined

Revenue, net	$2,258,281	$7,434,770	$-		$9,693,051

Cost of revenue	794,923	3,279,250	-		4,074,173

Gross profit	1,463,358	4,155,520	-		5,618,878

Operating expenses:

Selling, general and administrative	1,505,589	3,899,779	(79,048)	(Q)	5,326,320
Management and license fees	225,828	-	743,477	(R)	969,305
Acquisition costs	-	-	2,208,590	(S)	2,208,590

Total operating expenses	1,731,417	3,899,779	2,873,019		8,504,215

Operating (loss) income	(268,059)	255,741	(2,873,019)		(2,885,337)

Interest income	2,568	-	-		2,568
Interest expense	(1,176,580)	(1,241,944)	1,241,944	(T)	(1,176,580)

Loss before income taxes	(1,442,071)	(986,203)	(1,631,075)		(4,059,349)

Benefit from income taxes	(87,000)	-	(225,000)	(U)	(312,000)

Net loss	$(1,355,071)	$(986,203)	$(1,406,075)		$(3,747,349)

Net loss per common share:

Basic and diluted net loss per common share	$(0.14)	$-	$-		$(0.39)
Weighted average basic and diluted shares outstanding	9,549,413	-	35,000	(V)	9,584,413

(1) Certain reclassifications were made to conform to CSS Entertainments' financial statement presentation.

See accompanying notes to pro forma unaudited condensed consolidated combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS

Note 1 – Description of Transaction

On November 3, 2017, Chicken Soup for the Soul Entertainment, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (“Agreement) with SMV Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), and Screen Media Ventures, LLC (“Screen Media”), its wholly owned subsidiary, whereby the Company acquired all of the outstanding equity ownership interests in Screen Media from Merger Sub for a purchase price of $5,329,905. The Company paid the purchase price with cash and by issuing Class Z warrants to purchase up to an aggregate of 50,000 shares of the Company’s Class A common stock at $12.00 per share to the former principal equity holder and chief executive officer of Screen Media (“Mr. Kovacs”). Additionally, on January 2, 2018, the Company issued 35,000 shares of the Company’s Class A common stock to Mr. Kovacs.

Note 2 – Basis of Presentation and Purchase Price Allocation

These pro forma financial statements were prepared using the purchase method of accounting in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 805, Business Combinations, and using the fair value concepts defined in ASC 820, Fair Value Measurements and Disclosures. Certain reclassifications have been made to the historical financial statements of Screen Media to conform to the Company’s presentation. Under the purchase method of accounting, the total consideration transferred will be allocated to Screen Media assets acquired and liabilities assumed based on the estimated fair value of Screen Media tangible and intangible assets and liabilities as of the beginning of business on November 3, 2017. The excess of the net tangible and intangible assets over total consideration paid, approximately $22.2 million, is recorded as gain on bargain purchase.

The total consideration of $5,329,905 that was transferred to acquire Screen Media is comprised of $4,905,355 in cash, $281,050 fair value of the Company’s Class A common stock (measured on the acquisition date) and $143,500 fair value of the Class Z warrants issued. The equity consideration is calculated based on 35,000 shares of the Company’s Class A common stock issued at a closing stock price on November 3, 2017 of $8.03 per share. The equity warrants consideration is calculated based on Class Z warrants exercisable to purchase up to an aggregate of 50,000 shares of the Company’s Class A common stock at $12.00 per share at a fair value price per warrant of $2.87.

The Company has made an allocation of the total purchase price consideration based on fair valuation of net assets acquired from Screen Media as of November 3, 2017 as follows:

Purchase Price Consideration Allocation:

Cash consideration	$4,905,355

Equity consideration - Class A common stock	281,050

Equity consideration - Class Z warrants	143,500

Purchase price consideration	5,329,905

Less: cash acquired	(221,541)

Total purchase consideration, less cash acquired	$5,108,364

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Purchase price consideration allocated to fair value of net assets acquired:

Accounts receivable, net	$2,605,654

Prepaid expenses	175,719

Video inventory	330,478

Property and equipment, net	123,115

Popcornflix film rights and other assets	8,325,562

SMV Film library, net	19,614,043

Assets acquired	31,147,571

Accounts payable and accrued expenses	(774,349)

Customer deposits	(210,846)

Accrued participations payable	(2,137,983)

Film obligations	(723,600)

Liabilities assumed	(3,846,778)

Gain on bargain purchase	(22,219,429)

Total purchase consideration, less cash acquired	$5,108,364

As the gain on bargain purchase is a material nonrecurring charge, it has been excluded from the pro forma condensed combined statement of operations for the year ended December 31, 2016 and for the nine months ended September 30, 2017.

The Company paid the cash portion of the total consideration using cash on hand. The Company paid transaction related fees and expenses of approximately $2.2 million for the acquisition, including legal fees, accounting fees and investment advisory fees, of which $617,500 was paid on closing date of the acquisition. The transaction related fees and expenses have been included in the pro forma adjustments on the September 30, 2017 Pro Forma Condensed Consolidated Combined Balance Sheet and the Pro Forma Condensed Consolidated Combined Statement of Operations for the year ended December 31, 2016 and for the nine months ended September 30, 2017.

The preliminary estimates of fair values are reflected in the accompanying unaudited pro forma condensed consolidated combined financial information to understand the impact of this transaction to our financial results. As permitted, the final determination of these fair values will be completed as soon as possible but no later than one year from the acquisition date to record any updates in fair value amounts included herein that may arise. Although the final determination may result in asset and liability fair values that are different than the preliminary estimates of these amounts included herein, it is not expected that those differences will be material to an understanding of the impact of this transaction to our financial results.

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Note 3 – Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet Adjustments

Adjustments included in the column under the heading “Pro Forma Adjustments” in the Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet consists of the following:

(A)	To reflect the cash consideration for the acquisition and transaction related costs paid at closing	$(5,522,855)
(B)	To expense investment advisory fees related to the acquisition	$(1,376,667)
(C)	To fully amortize the book value of certain development costs	$(8,577)
	To adjust Popcornflix film rights and other assets to fair value	7,592,283
	Total adjustments to Popcornflix and other development costs	$7,583,706
(D)	To adjust the SMV Film library to fair value	$(3,982,615)
(E)	To adjust the value of video inventory and fixed assets to fair value	$(157,845)
(F)	To reverse bonus amount accrued to former CEO of Screen Media	$(249,998)
	To reverse interest accrual on Screen Media's Senior Secured Facility	(260,411)
	To accrue for unpaid transaction related costs	214,423
	To adjust for unpaid salary due to current President of Screen Media	100,000
	Total adjustments to accounts payable and accrued expense	$(195,986)
(G)	To reverse Screen Media's Mezzanine Facility eliminated at closing	$(14,000,000)
	To reverse Screen Media's Mezzanine Facility interest payable, eliminated at closing	(11,422,256)
	To reverse Screen Media's Senior Secured Facility eliminated at closing	(13,246,300)
	Total adjustments to long term debt	$(38,668,556)
(H)	To eliminate the deferred rent liability	$(160,917)
(I)	To record the effect of pro forma adjustments on income taxes - deferred benefit	$(225,000)
	Reclass of deferred taxes payable	87,000
	Total adjustments to deferred taxes payable	(138,000)
	Reclass of current taxes payable	$(87,000)
(J)	To record par value of 35,000 shares issued as part consideration for the acquisition	$3
	To eliminate Screen Media's membership units deficit	11,366,666
	To record additional paid in capital for the 35,000 shares issued as part consideration for the acquisition	424,547
	To eliminate Screen Media's accumulated deficit	3,961,695
	To record estimated acquisition costs related to the acquisition	(2,208,590)
	To record gain on bargain purchase related to the acquisition	21,587,299
	To fully amortize the book value of certain development costs	(8,577)
	To reverse salary expense of former CEO of Screen Media	206,250
	To expense consulting agreement with former CEO of Screen Media	(150,000)
	To expense salary payable to Screen Media's current President	(100,000)
	To record management and license fees due to Chicken Soup for the Soul, LLC	(743,477)
	To record the effect of pro forma adjustments on income taxes	225,000
	To reverse interest expense on long term debt incurred by Screen Media	1,241,944
	Total adjustments to stockholders' equity	$35,802,760

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Note 4 – Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations Adjustments for the Year Ended December 31, 2016

Adjustments included in the column under the heading “Pro Forma Adjustments” in the Unaudited Condensed Consolidated Combined Statement of Operations for the year ended December 31, 2016 consists of the following:

(K)	To fully amortize the book value of certain development costs	$8,577
	To reverse salary expense of former CEO of Screen Media	(275,000)
	To expense consulting agreement with former CEO of Screen Media	200,000
	Total adjustments to selling, general and administrative expenses	$(66,423)
(L)	To record management and license fees due to Chicken Soup for the Soul, LLC	$1,353,765
(M)	To record estimated acquisition costs related to the acquisition	$2,231,923
(N)	To reverse interest expense on long term debt incurred by Screen Media	$(1,359,788)
(O)	To record the effect of pro forma adjustments on income taxes	$(355,000)
(P)	Represents the shares issued as part consideration for the acquisition to the former CEO of Screen Media. The Class Z warrants are excluded as they are anti-dilutive to net loss per share	35,000

Note 5 – Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations Adjustments for the Nine Months Ended September 30, 2017

Adjustments included in the column under the heading “Pro Forma Adjustments” in the Unaudited Condensed Consolidated Combined Statement of Operations for the nine months ended September 30, 2017 consists of the following:

(Q)	To fully amortize the book value of certain development costs	$8,577
	To reverse Echo Bridge AR already reflected in prior period allowance	(131,375)
	To reverse salary expense of former CEO of Screen Media	(206,250)
	To expense salary payable to Screen Media's current President	100,000
	To expense consulting agreement with former CEO of Screen Media	150,000
	Total adjustments to selling, general and administrative expenses	$(79,048)
(R)	To record management and license fees due to Chicken Soup for the Soul, LLC	$743,477
(S)	To record estimated acquisition costs related to the acquisition	$2,208,590
(T)	To reverse interest expense on long term debt incurred by Screen Media	$(1,241,944)
(U)	To record the effect of pro forma adjustments on income taxes	$(225,000)
(V)	Represents the shares issued as part consideration for the acquisition to the former CEO of Screen Media. The Class Z warrants are excluded as they are anti-dilutive to net loss per share	35,000

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